SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                        AIM INVESTMENT SECURITIES FUNDS


         This Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (this "Amendment") amends, effective as of June 11, 2002, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the "Trust") dated as of May 15, 2002, (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.


         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment:

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 11, 2002.



                                               /s/ Robert H. Graham
                                               ---------------------
                                               Name:  Robert H. Graham
                                               Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                        AIM INVESTMENT SECURITIES FUNDS


                                  "SCHEDULE A

                        AIM INVESTMENT SECURITIES FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

  PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
  ---------                                      -------------------------

  AIM High Yield Fund                                  Class A Shares
                                                       Class B Shares
                                                       Class C Shares

  AIM High Yield Fund II                               Class A Shares
                                                       Class B Shares
                                                       Class C Shares

  AIM Income Fund                                      Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class R Shares

  AIM Intermediate Government Fund                     Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class R Shares

  AIM Limited Maturity Treasury Fund                   Class A Shares
                                                 Institutional Class Shares

  AIM Money Market Fund                                Class B Shares
                                                       Class C Shares
                                                       Class R Shares
                                                   AIM Cash Reserve Shares

  AIM Municipal Bond Fund                              Class A Shares
                                                       Class B Shares
                                                       Class C Shares

  AIM Short Term Bond Fund                             Class C Shares

  AIM Total Return Bond Fund                           Class A Shares
                                                       Class B Shares
                                                       Class C Shares"

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